CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                   DERIVED INFORMATION [11/07/03]

                                            [$198,000,000]
                         [Senior, Subordinate & Mezzanine] Bonds Offered
                                            (Approximate)

                                         [$198,000,000]
                                Total Notes Offered & Non-Offered

                          Home Equity Loan-Backed Notes, Series 2003-D

                     Credit Suisse First Boston Mortgage Acceptance Corp.
                                           Depositor

                                  U.S. Bank Notional Association
                                          Indenture Trustee

         The information contained in the attached materials is referred to as the "Information".

         The Information has been provided by Credit Suisse First Boston.
Neither the Issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive
Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373

CSFB                                            CREDIT SUISSE FIRST BOSTON
                                              IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                                     [$198,000,000] (Approximate)

                                           Home Equity Mortgage-Backed Notes, Series 2003-D

Pricing Information

Offered Notes (1):

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Class                 Approximate Note   Bond Type           Coupon (2)         WAL (Years to       Proposed Ratings
                      Balance ($)                                               Call)               (S&P/Moody's)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
A                     149,490,000        Senior/Adj          LIBOR + [ ]%       [2.1]               AAA/Aaa
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
A-IO                  Notional (3)       Senior/IO/Fixed     7.00% (4)          N/A                 AAA/Aaa
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
M-1                   20,295,000         Mezzanine/Adj       LIBOR + [ ]%       [5.2]               AA/Aa2
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
M-2                   13,365,000         Mezzanine/Adj       LIBOR + [ ]%       [5.1]               A/A2
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
B1                    11,880,000         Subordinate/Adj     LIBOR + [ ]%       [5.1]               BBB/Baa2
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
B2                    2,970,000          Subordinate/Adj     LIBOR + [ ]%       [5.0]               BBB-/Baa3
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Total                 198,000,000
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Non-Offered Certificates (1):
--------------------- ------------------ ------------------------- --------------- ---------------- ------------------
       Class             Approximate            Bond Type            Coupon (2)      WAL (Years)    Proposed Ratings
                         Certificate
                         Balance ($)                                                                  (S&P/Moody's)
--------------------- ------------------ ------------------------- --------------- ---------------- ------------------
--------------------- ------------------ ------------------------- --------------- ---------------- ------------------
        CE-1                 [0]         Incentive Servicing Fee        N/A              N/A               N/A
                                                   (5)
--------------------- ------------------ ------------------------- --------------- ---------------- ------------------
--------------------- ------------------ ------------------------- --------------- ---------------- ------------------
        CE-2                 [0]             Equity Residual            N/A              N/A               N/A
--------------------- ------------------ ------------------------- --------------- ---------------- ------------------

(1) The prepayment ramp assumes 6% CPR increasing to 25% CPR in month 12. Notes are priced to call. (2) The coupons are capped by the applicable Net Funds Cap as described herein.
(3) Notional amount is equal to the lesser of (a) [16,731,000] and (b) the aggregate collateral balance. Notional schedule lasts for 24 periods and becomes zero thereafter.
(4) The coupon on the Class A-IO certificate is subject to a Net Rate Cap as described herein.
(5) The Class CE-1 Certificates, which are not offered hereby and will not be offered by the Final Prospectus and Prospectus Supplement, will be entitled to receive distributions, if any, in respect of an incentive servicing fee, after monthly payments are made in respect of the Offered Notes.
Amounts distributed in respect of the Class CE-1 Certificates will not be available for future distributions in respect of the Offered Notes.

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

SUMMARY TERMS
Underwriter                    Credit Suisse First Boston LLC (sole manager).

Depositor:                     Credit Suisse First Boston Mortgage Acceptance Corp.

Servicer:                      Irwin Union Bank and Trust Company.

Indenture                      Trustee: U.S. Bank National Association.

Cut-off Date:                  On or about November 1, 2003 for the initial mortgage loans.

Closing Date:                  On or about November 25, 2003.

Investor Settlement:           On or about November 28, 2003.

Distribution Dates:            25th day of each month (or the next succeeding business day), beginning in December
                               2003.

Accrual Period:                For any class of Notes other than the
                               Class A-IO Notes and any Distribution Date, the
                               period commencing on the immediately preceding
                               Distribution Date (or, in the case of the first
                               Accrual Period, the closing date) and ending on
                               the day immediately preceding the related
                               Distribution Date. For the Class A-IO Notes, the
                               calendar month preceding the related Distribution
                               Date.

Delay Days:                    For any class of Notes, other than the Class A-IO Notes, [0] days. For the Class A-IO
                               Notes, 24 days.

Pricing Prepayment Speed:      100% of the prepayment
                               assumption (the "PPC") describes prepayments
                               starting at 6% CPR in month 1, increasing by
                               approximately 1.727% CPR per month to 25% CPR in
                               month 12, and remaining at 25% CPR thereafter.

Note Ratings:                  The Class A, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Notes are
                               expected to be rated by S&P and Moody's.

                               Class A: AAA/Aaa
                               Class A-IO: AAA/Aaa
                               Class M-1: AA/Aa2
                               Class M-2: A/A2
                               Class B-1: BBB/Baa2
                               Class B-2: BBB-/Baa3

Optional Termination:          The holder of the majority of the Class CE-2 Certificates will have the right to purchase all remaining mortgage loans and REO properties in the mortgage pool and effect early retirement of the Notes if the sum of the aggregate principal balance of the mortgage loans and the appraised value of the REO properties at the time of repurchase is less than 10% of the Maximum Pool Balance (as defined below). If the holder of the majority of the Class CE-2 Certificates does not exercise its option to purchase the mortgage loans as described in the preceding sentence when it is first entitled to do so, then the servicer will have the right to purchase all of the mortgage loans and the related properties in the trust.

Offered Notes:                 The Class A, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Notes.

ERISA Eligibility:             Subject to the considerations and conditions described in the Prospectus and
                               Prospectus Supplement. It is expected that the Offered Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:               The Offered Notes will not constitute
                               "mortgage related securities" for purposes of
                               SMMEA.

Taxation:                      For federal income tax purposes, the Offered Notes will be treated as debt.

Maximum Pool Balance:          The aggregate of the initial principal balance of the mortgage loans plus the
                               Prefunding Amount.

Margin Step-up:                If the optional clean-up call is not
                               exercised, the note interest rate on the Offered
                               Notes will be increased

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                               by (1) the lesser of (a)
                               50 basis points and (b) initial note interest
                               rate margin with respect to the Class A Notes;
                               and (2) by the lesser of (x) 50 basis points and
                               (y) half the initial note interest rate margin
                               with respect to the Class M-1, Class M-2, Class
                               B-1 and Class B-2 Notes.

Expense Fee Rate:             The per annum rate at which the servicing and indenture trustee fees accrue.

Note Interest Rates:           For the Offered Notes, other than Class A-IO, the lesser of (i) One-Month LIBOR plus the applicable margin, (ii) the Net Funds Cap and
                              (iii) the Maximum Note Interest Rate for that
                              payment date. The pass-through rate for the Class
                              A-IO Notes for each distribution date is a per
                              annum rate equal to the lesser of (i) [7.00]% and
                              (ii) the Class A-IO Net Rate Cap.

Net Funds Cap:                 With respect to each Distribution Date, a fraction, expressed as a percentage, obtained by dividing (x) the amount of interest accrued on the mortgage loans minus the sum of: (i) the servicing fee, (ii) the indenture trustee fee and (iii) the Class
                              A-IO interest payment amount by (y) the product of (a) the aggregate principal balance of the mortgage loans as of the immediately preceding Distribution Date and (b) the actual number of days in the immediately preceding Accrual Period divided by 360.

Class A-IO Net Rate Cap:      For any distribution date, will
                              be the annual rate equal to a fraction, expressed
                              as a percentage, (a) the numerator of which is 12
                              times the excess of (1) the amount of interest
                              which accrued on the mortgage loans during the
                              preceding calendar month over (2) the Expense Fee,
                              and (b) the denominator of which is the Aggregate
                              Collateral Balance for the immediately preceding
                              distribution date (or as of the cut-off date for
                              the first distribution date).

Basis Risk Carry Forward      If on any Distribution Date, the Pass-Through Rate for
Amount:                       a Class of Offered Notes is based on the related Net Funds Cap, the excess of (i) the amount of interest such
                              Class would have been entitled to receive on such
                              Distribution Date had the applicable Pass-Through
                              Rate not been subject to the Net Funds Cap, up to
                              the related Maximum Note Interest Rate, over (ii)
                              the amount of interest such Class of Notes
                              received on such Distribution Date based on the
                              Net Funds Cap, together with the unpaid portion of
                              any such excess from prior Distribution Dates (and
                              accrued interest thereon at the then applicable
                              Pass-Through Rate, without giving effect to the
                              Net Funds Cap) is the "Basis Risk Carry Forward
                              Amount" on such Class of Notes. The ratings on
                              each Class of Notes do not address the likelihood
                              of the payment of any Basis Risk Carry Forward
                              Amount.

Maximum Note Interest Rate:   For the Offered Notes, other
                              than the Class A-IO Notes, on any distribution
                              date, an annual rate equal to the Net Mortgage
                              Rate of the mortgage loans multiplied by 30
                              divided by the actual number of days in the
                              immediately preceding interest accrual period. For
                              the Class A-IO Notes, on any distribution date, an
                              annual rate equal to the Net Mortgage Rate of the
                              mortgage loans.

Net Mortgage Rate:            As to each mortgage loan, and at
                              any time, the per annum rate equal to the mortgage
                              rate of such mortgage loan less the rate at which
                              such loan's Expense Fee Rate accrues.

Principal and Interest        The servicer will not be obligated to make advances with respect to delinquent
Advancing:                    payments of principal and interest on the mortgage loans.

Accrued Note Interest:        For each Class of Offered Notes, on any Distribution Date, shall equal the amount of interest accrued during the related Interest
                              Accrual Period on the related Class Note Balance.

Interest Carry Forward        For each Class of Offered Notes, on any Distribution Date, shall equal the sum of (i)
Amount:                       the excess of (A) the Accrued Note Interest for such Class with respect to prior
                              Distribution Dates (excluding any Basis Risk Carry
                              Forward Amount with respect to such Class), plus
                              any unpaid Interest Carry Forward Amount from the
                              prior Distribution Date, over (B) the amount
                              actually distributed to such Class with respect to
                              interest on such prior Distribution Dates and (ii)
                              interest on such excess at the Pass-Through for
                              such Class.
Credit Enhancement
                              1. Excess cashflow.
                              2. Overcollateralization.
                              3. Subordination (see table below).

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

----------------------------- ------------------------------ ---------------------------- ----------------------------
Class                         Approximate Expected Initial   Approximate Expected         Approximate Expected Final
                              Credit Enhancement*            Initial Target Credit        Target Credit Enhancement**
                                                             Enhancement*
A                            [24.50]%                       [30.25]%                     [60.50]%
M-1                           [14.25]%                       [20.00]%                     [40.00]%
M-2                           [7.50]%                        [13.25]%                     [26.50]%
B-1                           [1.50]%                        [7.25]%                      [14.50%
B-2                           [0.00]%                        [5.75]%                      [11.50]%
----------------------------- ------------------------------ ---------------------------- ----------------------------
* Prior to stepdown date, based on Maximum Pool Balance.
** After stepdown date,
based on current pool balance.

Overcollateralization:        1.  Before the Stepdown Date, the required overcollateralization amount is [5.75]% of the
                              Maximum Pool Balance.

                              2. On and after the Stepdown Date, the required
                              overcollateralization amount is the greater of (x)
                              [11.50]% of the outstanding pool balance (subject
                              to a Trigger Event) and (y) the Net Delinquency
                              Calculation Amount.

                              3. The required overcollateralization amount is
                              subject to a floor of [0.50]% of the Maximum Pool
                              Balance.

                              4. On any Distribution Date on or after
                              the Stepdown Date, if a Trigger Event occurs or is
                              continuing, the required overcollateralization
                              amount will be equal to the required
                              overcollateralization amount in effect for the
                              Distribution Date immediately preceding such
                              Distribution Date.

Senior Enhancement            With respect to any Distribution Date and the senior Notes, the percentage obtained by
Percentage:                   dividing (x) the sum of (i) the aggregate Class Note Balance of the Class M-1, Class M-2,
                              Class B-1 and Class B-2 Notes and (ii) the
                              overcollateralization amount, in each case prior
                              taking into account the distribution of the
                              Principal Distribution Amount on such Distribution
                              Date, by (y) the aggregate principal balance of
                              the mortgage loans as of the first day of the
                              related remittance period.

Stepdown Date:                The later to occur of (i) the Distribution
                              Date in December 2006 and (ii) the first
                              Distribution Date on which the Senior Enhancement
                              Percentage is greater than or equal to
                              approximately [60.50]%.

Trigger Event:                TDB

Source for Calculation of     Telerate Page 3750.
One-Month LIBOR:

Overcollateralization         The January 2004 distribution date.
Commencement Date:

Distributions to              I. The Interest Remittance Amount will be distributed on each Distribution Date as
Noteholders:                  follows:
                                  1. To the Indenture Trustee, the indenture
                                  trustee fee, if any;
                                  2. Concurrently, to the Class A Notes and the
                                  Class A-IO Notes, Accrued Note Interest and
                                  any Interest Carry Forward Amounts for such
                                  Classes, pro rata;
                                  3. To the Class M-1 Notes, Accrued Note
                                  Interest and any Interest Carry Forward Amount
                                  for such Class; 4. To the Class M-2 Notes,
                                  Accrued Note Interest and any Interest Carry
                                  Forward
                                  Amount for such Class;
                                  5. To the Class B-1 Notes, Accrued Note
                                  Interest and any Interest Carry Forward Amount
                                  for such Class; 6. To the Class B-2 Notes,
                                  Accrued Note Interest and any Interest Carry
                                  Forward
                                  Amount for such Class;
                                  7. For application as part of monthly excess
                                  cash flow (such amount, the "Monthly Excess
                                  Interest").

                              II. Before the Stepdown Date or during a Trigger
                              Event, collections of principal shall be allocated
                              according to the following priority:.

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                  1. To the Class A Notes until the principal
                                  balance of such class is reduced to zero;
                                  2. To the Class M-1 Notes until the principal
                                  balance of such class is reduced to zero;
                                  3. To the Class M-2 Notes until the principal
                                  balance of such class is reduced to zero;
                                  4. To the Class B-1 Notes until the principal
                                  balance of such class is reduced to zero;
                                  5. To the Class B-2 Notes until the principal
                                  balance of such class is reduced to zero;
                                  6. For application as part of monthly excess cash
                                  flow.

                              III. On and after the Stepdown Date (assuming no
                              Trigger Event is in effect), collections of
                              principal shall be allocated according to the
                              following priority:

                                  1. To the Class A Note in accordance with the
                                  Expected Final Target Credit Enhancement
                                  percentage for such Class until the Note
                                  Balance of such Class thereof has been reduced
                                  to zero.
                                  2. To the Class M-1 Note in accordance with the Expected Final Target
                                  Credit Enhancement percentage for such Class
                                  until the Note Balance of such Class thereof
                                  has been reduced to zero.
                                  3. To the Class M-2 Note in accordance with the Expected Final
                                  Target Credit Enhancement percentage for such
                                  Class until the Note Balance of such Class
                                  thereof has been reduced to zero.
                                  4. To the Class B-1 Note in accordance with the Expected
                                  Final Target Credit Enhancement percentage for
                                  such Class until the Note Balance of such
                                  Class thereof has been reduced to zero.
                                  5. To the Class B-2 Note in accordance with the
                                  Expected Final Target Credit Enhancement
                                  percentage for such Class until the Note
                                  Balance of such Class thereof has been reduced
                                  to zero.
                                  6. For application as part of each
                                  month's excess cash flow.

                              IV. Any amount remaining after distributions in
                              clauses I, II and III above shall be distributed
                              to the Notes in the following order of priority:

                                  1. For the first Distribution Date, Monthly
                                  Excess Interest will be released to the Class
                                  CE Certificates;
                                  2. Until the aggregate Class Principal Balance of the Notes equals the aggregate loan balance for such distribution
                                  date minus the targeted overcollateralization
                                  amount for such date, on each distribution
                                  date:

                                      (a) prior to the Stepdown Date or (b) with
                                      respect to which a Trigger Event has
                                      occurred, to the extent of monthly excess
                                      cashflow for such distribution date, to
                                      the Notes, in the following order of
                                      priority:
                                      (i) to the Class A Notes, until the Class
                                      Principal Balance of such class has been
                                      reduced to zero;
                                      (ii) to the Class M-1 Notes, until the Class Principal Balance of such class has been reduced to zero;
                                      (iii) to the Class M-2 Notes, until the
                                      Class Principal Balance of such class has
                                      been reduced to zero; and
                                      (iv) to the Class B-1 Notes, until the Class Principal
                                      Balance of such class has been reduced to
                                      zero.
                                      (v) to the Class B-2 Notes, until the
                                      Class Principal Balance of such class has
                                      been reduced to zero.

                                  3. To the Class M-1 Notes, any unpaid realized
                                  loss amounts for such Class;
                                  4. To the Class M-2 Notes, any unpaid realized loss amounts for such Class;
                                  5. To the Class B-1 Notes, any unpaid realized loss amounts for such Class;
                                  6. To the Class B-2 Notes, any unpaid realized
                                  loss amounts for such Class;
                                  7. To the Class A Notes, any Basis Risk Carry Forward Amounts,
                                  for such Class;
                                  8. To the Class M-1 Notes, any Basis Risk Carry Forward Amounts, for such
                                  Class;
                                  9. To the Class M-2 Notes, any Basis Risk Carry Forward Amounts, for such Class;
                                  10. To the Class B-1 Notes, any Basis Risk
                                  Carry Forward Amounts, for such Class;
                                  11. To the Class B-2 Notes, any Basis Risk Carry
                                  Forward Amounts, for such Class;
                                  12. To the Class CE Certificates, the amount
                                  distributable thereon pursuant to the
                                  indenture.

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

BOND SUMMARY
                                                                To Call

Class A                    50 PPC       75 PPC          100 PPC          125 PPC          150 PPC         200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)        3.8           2.7             2.1              1.4              1.1             0.8
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin     Dec03         Dec03           Dec03            Dec03            Dec03           Dec03
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End       Dec16         Aug13           May11            Nov09            Jul06           Oct05
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

Class M-1                  50 PPC       75 PPC          100 PPC            125            PPC 150       PPC 200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)        9.0           6.5             5.2              5.3              3.8             2.2
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin     Jun-08       Feb-07           May-07          Jan-08           Jul-06           Oct-05
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End       Dec-16       Aug-13           May-11          Nov-09           Sep-08           May-06
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

Class M-2                  50 PPC       75 PPC          100 PPC          125 PPC          150 PPC         200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)        9.0           6.5             5.1              4.5              4.5             2.7
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin     Jun-08       Feb-07           Feb-07          Jun-07           Nov-07           May-06
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End       Dec-16       Aug-13           May-11          Nov-09           Sep-08           Apr-07
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

Class B-1                  50 PPC       75 PPC          100 PPC          125 PPC          150 PPC         200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)        9.0           6.5             5.1              4.3              4.0             3.4
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin     Jun-08       Feb-07           Jan-07          Feb-07           Apr-07           Apr-07
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End       Dec-16       Aug-13           May-11          Nov-09           Sep-08           Apr-07
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

Class B-2                  50 PPC       75 PPC          100 PPC          125 PPC          150 PPC         200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)        9.0           6.5             5.0              4.2              3.8             3.4
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin     Jun-08       Feb-07           Jan-07          Feb-07           Mar-07           Apr-07
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End       Dec-16       Aug-13           May-11          Nov-09           Sep-08           Apr-07
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

                                                              To Maturity

Class A                   50 PPC    75 PPC           100 PPC         125 PPC          150 PPC          200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)      4.0       2.9              2.2             1.5              1.1              0.8
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin    Dec-03    Dec-03           Dec-03          Dec-03           Dec-03           Dec-03
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End      Mar-26    Mar-23           Jun-19          Sep-16           Jul-06           Oct-05
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

Class M-1                 50 PPC    75 PPC           100 PPC         125 PPC          150 PPC          200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)      9.7       7.1              5.7             5.9              4.8              2.2
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin    Jun-08    Feb-07           May-07          Jan-08           Jul-06           Oct-05
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End      Jun-25    Nov-21           Feb-18          Aug-15           Jul-14           May-06
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

Class M-2                 50 PPC    75 PPC           100 PPC         125 PPC          150 PPC          200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)      9.7       7.1              5.6             4.9              4.9              2.7
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin    Jun-08    Feb-07           Feb-07          Jun-07           Nov-07           May-06
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End      Aug-24    Jul-20           Mar-17          Sep-14           Oct-12           Jun-11
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

Class B-1                 50 PPC    75 PPC           100 PPC         125 PPC          150 PPC          200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)      9.6       7.0              5.5             4.7              4.3              5.1
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin    Jun-08    Feb-07           Jan-07          Feb-07           Apr-07           Oct-07
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End      Jul-23    Feb-19           Feb-16          Oct-13           Jan-12           May-11
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

Class B-2                 50 PPC    75 PPC           100 PPC         125 PPC          150 PPC          200 PPC
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Average Life (years)      9.5       6.9              5.4             4.5              4.1              3.9
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period Begin    Jun-08    Feb-07           Jan-07          Feb-07           Mar-07           Jul-07
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------
Principal Period End      Jun-21    Apr-17           Jun-14          May-12           Nov-10           Oct-08
------------------------- --------- ---------------- --------------- ---------------- ---------------- ---------------

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Net Funds Cap

                Period     50 PPC     100 PPC    150 PPC    200 PPC
                ---------- ---------- ---------- ---------- ----------
                ---------- ---------- ---------- ---------- ----------
                    1        10.460%    10.460%    10.460%    10.460%
                    2         9.106%     9.102%     9.098%     9.093%
                    3         9.102%     9.093%     9.084%     9.073%
                    4         9.724%     9.709%     9.693%     9.674%
                    5         9.091%     9.071%     9.049%     9.022%
                    6         9.388%     9.360%     9.328%     9.290%
                    7         9.078%     9.044%     9.003%     8.953%
                    8         9.373%     9.329%     9.275%     9.207%
                    9         9.063%     9.011%     8.947%     8.864%
                   10         9.055%     8.994%     8.917%     8.814%
                   11         9.349%     9.276%     9.181%     9.053%
                   12         9.040%     8.959%     8.852%     8.706%
                   13         9.333%     9.238%     9.112%     8.934%
                   14         9.024%     8.921%     8.782%     8.583%
                   15         9.016%     8.902%     8.745%     8.516%
                   16         9.972%     9.833%     9.639%     9.350%
                   17         8.999%     8.861%     8.666%     8.370%
                   18         9.290%     9.135%     8.911%     8.566%
                   19         8.982%     8.818%     8.580%     8.205%
                   20         9.272%     9.089%     8.819%     8.386%
                   21         8.964%     8.773%     8.487%     8.019%
                   22         8.955%     8.750%     8.437%     7.918%
                   23         9.244%     9.017%     8.665%     8.070%
                   24         8.936%     8.701%     8.331%     7.695%
                   25        10.011%    10.010%    10.009%    10.007%
                   26         9.688%     9.687%     9.686%     9.684%
                   27         9.688%     9.687%     9.686%     9.685%
                   28        10.727%    10.726%    10.724%    10.723%
                   29         9.689%     9.688%     9.687%     9.685%
                   30        10.012%    10.011%    10.010%    10.008%
                   31         9.689%     9.689%     9.687%     9.686%
                   32        10.013%    10.012%    10.011%    10.009%
                   33         9.690%     9.689%     9.688%     9.686%
                   34         9.690%     9.689%     9.688%     9.687%
                   35        10.014%    10.013%    10.011%    10.010%
                   36         9.691%     9.690%     9.689%     9.687%
                   37        10.014%    10.013%    10.012%    10.010%
                   38         9.691%     9.691%     9.689%     9.688%
                   39         9.692%     9.691%     9.690%     9.688%
                   40        10.730%    10.729%    10.728%    10.726%
                   41         9.692%     9.691%     9.690%     9.689%
                   42        10.016%    10.015%    10.014%    10.012%
                   43         9.693%     9.692%     9.691%     9.689%
                   44        10.016%    10.015%    10.014%    10.013%
                   45         9.694%     9.693%     9.692%     9.690%
                   46         9.694%     9.693%     9.692%     9.690%
                   47        10.017%    10.016%    10.015%    10.014%
                   48         9.695%     9.694%     9.693%     9.691%
                   49        10.018%    10.017%    10.016%    10.014%
                   50         9.695%     9.694%     9.693%     9.692%

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Excess Spread

      Period      Excess Spread
         1                 7.632%
         2                 7.318%
         3                 7.263%
         4                 7.404%
         5                 7.246%
         6                 7.204%
         7                 7.074%
         8                 7.055%
         9                 6.808%
        10                 6.715%
        11                 6.667%
        12                 6.398%
        13                 6.387%
        14                 6.123%
        15                 5.922%
        16                 6.115%
        17                 5.638%
        18                 5.589%
        19                 5.325%
        20                 5.306%
        21                 5.038%
        22                 4.899%
        23                 4.895%
        24                 4.652%
        25                 5.701%
        26                 5.451%
        27                 5.389%
        28                 5.739%
        29                 5.211%
        30                 5.316%
        31                 5.064%
        32                 5.136%
        33                 4.947%
        34                 4.854%
        35                 4.940%
        36                 4.751%
        37                 4.831%
        38                 4.449%
        39                 4.480%
        40                 4.995%
        41                 4.414%
        42                 4.609%
        43                 4.370%
        44                 4.492%
        45                 4.289%
        46                 4.218%
        47                 4.354%
        48                 4.155%
        49                 4.280%
        50                 4.031%
        51                 3.991%
        52                 4.321%
        53                 3.888%
        54                 4.114%
        55                 3.852%
        56                 4.037%
        57                 3.908%
        58                 3.850%
        59                 3.993%
        60                 3.733%

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Breakeven CDR Table

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is
100% PPC, (2) 100% loss severity, (3) 6 month lag from default to loss, and (4)
triggers fail (i.e., no stepdown):

                              Forward LIBOR
                                CDR Break             Collateral Cum Loss
                        =========================== =========================
Class M-1               9.8%                        26.1%
Class M-2               6.9%                        19.6%
Class B-1               4.8%                        14.3%
Class B-2               4.4%                        13.2%.

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Statistical Collateral Summary - Total Pool

All information on the mortgage loans is approximate and is based off of scheduled balances as of the 11/01/03 cutoff date. The final numbers will be found in the prospectus supplement. In the final pool, thirty day delinquencies will represent less than 0.50% of the mortgage loans.

--------------------------------------------------- ---------------------------------- --------------- --------------
Total Number of Loans                                            3,361
Total Outstanding Loan Balance                         $176,466,733.54                           Min             Max
                                                                                       --------------- --------------
                                                                                       --------------- --------------
Average Loan Current Balance                               $ 52,504.23                    $14,917.37     $454,932.38
Weighted Average Combined LTV                                   114.23
Weighted Average Coupon                                          11.02
Weighted Average FICO (Non-Zero)                                   682
Weighted Average Age (Months)                                        5
% Prepayment Penalties                                          85.93%
% Full Doc                                                     100.00%
% First Liens                                                    2.76%
% Second Liens                                                  97.24%
--------------------------------------------------- ---------------------------------- --------------- --------------

                                                         Loan Count                Balance             %
                                                   ------------------------- -------------- -------------
                                                   ------------------------- -------------- -------------
        Current Rate          3.501 - 4.000                       1              $ 224,111          0.13
                              4.001 - 4.500                       3                481,597          0.27
                              4.501 - 5.000                       6                542,976          0.31
                              5.001 - 5.500                       9              1,252,143          0.71
                              5.501 - 6.000                      10              1,081,272          0.61
                              6.001 - 6.500                       4                621,586          0.35
                              6.501 - 7.000                       4                321,463          0.18
                              7.001 - 7.500                       1                 35,630          0.02
                              7.501 - 8.000                      43              2,159,359          1.22
                              8.001 - 8.500                     110              6,114,268          3.46
                              8.501 - 9.000                     173             10,056,000          5.70
                              9.001 - 9.500                     197             11,186,658          6.34
                              9.501 - 10.000                    338             19,353,305         10.97
                              10.001 - 10.500                   330             19,212,565         10.89
                              10.501 - 11.000                   373             20,131,438         11.41
                              11.001 - 11.500                   365             18,382,393         10.42
                              11.501 - 12.000                   331             16,788,091          9.51
                              12.001 - 12.500                   291             14,198,873          8.05
                              12.501 - 13.000                   225             10,145,444          5.75
                              13.001 - 13.500                   191              8,609,881          4.88
                              13.501 - 14.000                   104              4,751,156          2.69
                              14.001 - 14.500                    52              2,514,616          1.42
                              14.501 - 15.000                    93              3,825,282          2.17
                              15.001 - 15.500                    43              1,823,703          1.03
                              15.501 - 16.000                    36              1,536,110          0.87
                              16.001 - 16.500                    16                666,706          0.38
                              16.501 - 17.000                     6                195,369          0.11
                              17.001 - 17.500                     1                 34,746          0.02
                              18.001 - 18.500                     4                143,715          0.08
                              18.501 - 19.000                     1                 76,276          0.04
                                                   ------------------------- -------------- -------------
                                                   ------------------------- -------------- -------------
                              Total:                          3,361           $176,466,734       100.00

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                                      Loan Count            Balance                %
                                                  ------------------- ------------------ ------------
                                                  ------------------- ------------------ ------------
Scheduled Balance       0.01 - 25,000.00                     252         $5,620,544             3.19
                        25,000.01 - 50,000.00              1,678         64,999,098            36.83
                        50,000.01 - 75,000.00                971         59,528,571            33.73
                        75,000.01 - 100,000.00               337         29,879,951            16.93
                        100,000.01 - 125,000.00               85          9,743,928             5.52
                        125,000.01 - 150,000.00               21          2,875,108             1.63
                        150,000.01 - 175,000.00                4            644,796             0.37
                        175,000.01 - 200,000.00                6          1,135,589             0.64
                        200,000.01 - 225,000.00                2            442,493             0.25
                        225,000.01 - 250,000.00                1            248,758             0.14
                        250,000.01 - 275,000.00                1            259,595             0.15
                        275,000.01 - 300,000.00                1            298,913             0.17
                        325,000.01 - 350,000.00                1            334,458             0.19
                        450,000.01 - 475,000.00                1            454,932             0.26
                                                  ------------------- ------------------ ------------
                                                  ------------------- ------------------ ------------
                        Total:                             3,361       $176,466,734           100.00

                                                         Loan Count             Balance              %
                                                     ------------------- ------------------- ----------
                                                     ------------------- ------------------- ----------
  FICO                     576 - 600                             25          $1,022,893           0.58
                           601 - 625                            142           6,033,606           3.42
                           626 - 650                            576          25,659,949          14.54
                           651 - 675                            955          49,129,116          27.84
                           676 - 700                            849          46,723,489          26.48
                           701 - 725                            500          28,789,682          16.31
                           726 - 750                            188          10,375,964           5.88
                           751 - 775                             95           6,311,116           3.58
                           776 - 800                             25           1,899,807           1.08
                           801 - 825                              5             471,467           0.27
                           826 - 850                              1              49,645           0.03
                                                     ------------------- ------------------- ----------
                                                     ------------------- ------------------- ----------
                           Total:                             3,361         176,466,734         100.00

                                                         Loan Count             Balance              %
                                                     ------------------- ------------------- ----------
                                                     ------------------- ------------------- ----------
  Credit Grade             Excellent                          2,917        $158,056,601          89.57
                           Good                                  78           3,014,175           1.71
                           Superior                             366          15,395,958           8.72
                                                     ------------------- ------------------- ----------
                                                     ------------------- ------------------- ----------
                           Total:                             3,361        $176,466,734         100.00

                                                         Loan Count             Balance              %
                                                     ------------------- ------------------- ----------
                                                     ------------------- ------------------- ----------
  Disposable Income        &lt;= 2200                              307         $12,505,442           7.09
                           2201 - 2600                          296          13,400,207           7.59
                           2601 - 3000                          275          13,240,979           7.50
                           3001 - 3400                          498          24,059,108          13.63
                           3401 - 3800                          364          18,324,830          10.38
                           3801 - 4200                          324          16,710,038           9.47
                           4201 - 4600                          317          17,112,138           9.70
                           4601 - 5000                          241          14,158,636           8.02
                           5001 - 5400                          201          11,077,917           6.28
                           5401 >=                              538          35,877,439          20.33
                                                     ------------------- ------------------- ----------
                                                     ------------------- ------------------- ----------
                           Total:                             3,361        $176,466,734        100.00

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                                             Loan Count            Balance          %
                                                     ------------------- ------------------ ----------
                                                     ------------------- ------------------ ----------
Combined LTV - Given       25.01 - 30.00                          3           $228,183           0.13
                           30.01 - 35.00                          3             98,779           0.06
                           35.01 - 40.00                          4            453,218           0.26
                           40.01 - 45.00                          2             99,166           0.06
                           45.01 - 50.00                          2            102,239           0.06
                           50.01 - 55.00                          3            222,032           0.13
                           55.01 - 60.00                          2            176,965           0.10
                           60.01 - 65.00                          2            121,600           0.07
                           65.01 - 70.00                          8            559,324           0.32
                           70.01 - 75.00                          6            207,714           0.12
                           75.01 - 80.00                         17          1,292,117           0.73
                           80.01 - 85.00                         22          1,161,285           0.66
                           85.01 - 90.00                         58          2,557,287           1.45
                           90.01 - 95.00                        120          5,808,704           3.29
                           95.01 - 100.00                       435         20,607,148          11.68
                           100.01 - 105.00                      101          5,089,124           2.88
                           105.01 - 110.00                      215         10,853,072           6.15
                           110.01 - 115.00                      369         18,824,295          10.67
                           115.01 - 120.00                      483         27,045,941          15.33
                           120.01 - 125.00                    1,506         80,958,538          45.88
                                                     ------------------- ------------------ ----------
                                                     ------------------- ------------------ ----------
                           Total:                                 3,361       $176,466,734     100.00

                                                             Loan Count            Balance          %
                                                     ------------------- ------------------ ----------
                                                     ------------------- ------------------ ----------
Original Term              &lt;= 60                                      3           $115,050       0.07
                           61 - 120                                 102          4,292,790       2.43
                           121 - 180                              1,209         56,237,265      31.87
                           181 - 240                                482         24,760,344      14.03
                           241 - 300                              1,565         91,061,285      51.60
                                                     ------------------- ------------------ ----------
                                                     ------------------- ------------------ ----------
                           Total:                                 3,361       $176,466,734     100.00

                                                             Loan Count            Balance          %
                                                     ------------------- ------------------ ----------
                                                     ------------------- ------------------ ----------
Remaining Term             &lt;= 60                                      3           $115,050       0.07
                           61 - 120                                 104          4,357,619       2.47
                           121 - 180                              1,207         56,172,436      31.83
                           181 - 240                                484         24,829,935      14.07
                           241 - 300                              1,563         90,991,694      51.56
                                                     ------------------- ------------------ ----------
                                                     ------------------- ------------------ ----------
                           Total:                                 3,361       $176,466,734     100.00

                                                             Loan Count            Balance          %
                                                     ------------------- ------------------ ----------
                                                     ------------------- ------------------ ----------
Prepay Penalty Period      0                                        458        $24,835,368      14.07
                           12                                        86          5,346,949       3.03
                           24                                        11            541,276       0.31
                           36                                     1,886        100,596,060      57.01
                           42                                         2            137,086       0.08
                           48                                         7            423,366       0.24
                           60                                       911         44,586,628      25.27
                                                     ------------------- ------------------ ----------
                                                     ------------------- ------------------ ----------
                           Total:                                 3,361       $176,466,734     100.00

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                                                   Loan Count             Balance          %
                                                            ------------------ ------------------- ----------
                                                            ------------------ ------------------- ----------
       Purpose                   Purchase                                   2            $111,492       0.06
                                 Refinance - Cashout                    3,359        $176,355,242      99.94
                                                            ------------------ ------------------- ----------
                                                            ------------------ ------------------- ----------
                                 Total:                                 3,361         176,466,734     100.00

                                                                   Loan Count             Balance          %
                                                            ------------------ ------------------- ----------
                                                            ------------------ ------------------- ----------
       Occupancy                 Investment                                 4            $183,969       0.10
                                 Primary                                3,357        $176,282,764      99.90
                                                            ------------------ ------------------- ----------
                                                            ------------------ ------------------- ----------
                                 Total:                                 3,361        $176,466,734     100.00

                                                                   Loan Count             Balance          %
                                                            ------------------ ------------------- ----------
                                                            ------------------ ------------------- ----------
       Property Type             2 - 4 Family                               2             $93,346       0.05
                                 Condominium                              153           7,354,521       4.17
                                 PUD                                      657          38,182,793      21.64
                                 Single Family Residence                2,549         130,836,073      74.14
                                                            ------------------ ------------------- ----------
                                                            ------------------ ------------------- ----------
                                 Total:                                 3,361        $176,466,734     100.00

                                                                   Loan Count             Balance          %
                                                            ------------------ ------------------- ----------
                                                            ------------------ ------------------- ----------
       State                     Florida                                  296         $15,559,583       8.82
                                 Maryland                                 258          15,134,862       8.58
                                 California                               239          14,631,586       8.29
                                 Colorado                                 242          14,476,784       8.20
                                 Virginia                                 249          12,357,168       7.00
                                 Arizona                                  234          11,700,741       6.63
                                 Washington                               210          11,304,739       6.41
                                 Pennsylvania                             215          10,803,748       6.12
                                 Ohio                                     207           9,088,793       5.15
                                 Michigan                                 155           7,891,933       4.47
                                 Oregon                                    91           5,472,776       3.10
                                 Nevada                                    87           4,421,079       2.51
                                 Illinois                                  86           4,332,981       2.46
                                 Wisconsin                                 81           3,771,452       2.14
                                 New Jersey                                68           3,669,339       2.08
                                 Other                                    643          31,849,171      18.05
                                                            ------------------ ------------------- ----------
                                                            ------------------ ------------------- ----------
                                 Total:                                 3,361        $176,466,734     100.00

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Statistical Collateral Summary - HEL

All information on the mortgage loans is approximate and is based off of scheduled balances as of the 11/01/03 cutoff date. The final numbers will be found in the prospectus supplement. In the final pool, thirty day delinquencies will represent less than 0.5% of the mortgage loans.

------------------------------------------------- ------------------------------------ --------------- ---------------
Total Number of Loans                                                 687
Total Outstanding Loan Balance                             $33,695,763.89                         Min             Max
                                                                                       --------------- ---------------
                                                                                       --------------- ---------------
Average Loan Current Balance                                   $49,047.69                  $14,917.37     $334,458.15
Weighted Average Combined LTV                                       92.84
Weighted Average Coupon                                              9.75
Weighted Average FICO (Non-Zero)                                      674
Weighted Average Age (Months)                                           4
% Prepayment Penalties                                             91.24%
------------------------------------------------- ------------------------------------ --------------- ---------------

                                                                        Loan Count          Balance          %
                                                                    --------------- ---------------- ----------
                                                                    --------------- ---------------- ----------
        Current Rate               3.501 - 4.000                                 1         $224,111       0.67
                                   4.001 - 4.500                                 3          481,597       1.43
                                   4.501 - 5.000                                 6          542,976       1.61
                                   5.001 - 5.500                                 6          989,460       2.94
                                   5.501 - 6.000                                 8          542,213       1.61
                                   6.001 - 6.500                                 1          218,382       0.65
                                   6.501 - 7.000                                 4          321,463       0.95
                                   7.001 - 7.500                                 1           35,630       0.11
                                   7.501 - 8.000                                38        1,906,142       5.66
                                   8.001 - 8.500                                67        3,413,423      10.13
                                   8.501 - 9.000                                88        4,618,848      13.71
                                   9.001 - 9.500                                56        2,559,911       7.60
                                   9.501 - 10.000                               79        3,543,764      10.52
                                   10.001 - 10.500                              44        2,221,992       6.59
                                   10.501 - 11.000                              60        3,064,983       9.10
                                   11.001 - 11.500                              47        2,037,794       6.05
                                   11.501 - 12.000                              52        2,128,537       6.32
                                   12.001 - 12.500                              32        1,208,044       3.59
                                   12.501 - 13.000                              36        1,392,527       4.13
                                   13.001 - 13.500                              36        1,464,348       4.35
                                   13.501 - 14.000                              11          372,704       1.11
                                   14.001 - 14.500                               1           48,664       0.14
                                   14.501 - 15.000                               4           80,296       0.24
                                   15.001 - 15.500                               3          113,194       0.34
                                   15.501 - 16.000                               2          144,842       0.43
                                   16.001 - 16.500                               1           19,919       0.06
                                                                    --------------- ---------------- ----------
                                                                    --------------- ---------------- ----------
                                   Total:                                      687      $33,695,764     100.00

                                                                       Loan Count          Balance          %
                                                                    --------------- ---------------- ----------
                                                                    --------------- ---------------- ----------
        Scheduled Balance          0.01 - 25,000.00                             98       $2,153,626       6.39
                                   25,000.01 - 50,000.00                       366       13,551,179      40.22
                                   50,000.01 - 75,000.00                       128        7,619,093      22.61
                                   75,000.01 - 100,000.00                       60        5,249,545      15.58
                                   100,000.01 - 125,000.00                      19        2,136,393       6.34
                                   125,000.01 - 150,000.00                       8        1,116,482       3.31

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

         Scheduled Balance - cont'd         150,000.01 - 175,000.00                1        152,338       0.45
                                            175,000.01 - 200,000.00                2        381,648       1.13
                                            200,000.01 - 225,000.00                2        442,493       1.31
                                            250,000.01 - 275,000.00                1        259,595       0.77
                                            275,000.01 - 300,000.00                1        298,913       0.89
                                            325,000.01 - 350,000.00                1        334,458       0.99
                                                                       -------------- -------------- ----------
                                                                       -------------- -------------- ----------
                                            Total:                               687    $33,695,764     100.00

                                                                          Loan Count        Balance          %
                                                                       -------------- -------------- ----------
                                                                       -------------- -------------- ----------
         FICO                               576 - 600                             24       $988,466       2.93
                                            601 - 625                             86      3,519,055      10.44
                                            626 - 650                            196      8,307,649      24.65
                                            651 - 675                            160      7,607,758      22.58
                                            676 - 700                             95      4,785,251      14.20
                                            701 - 725                             60      3,381,370      10.04
                                            726 - 750                             32      1,967,828       5.84
                                            751 - 775                             16      1,334,579       3.96
                                            776 - 800                             14      1,407,198       4.18
                                            801 - 825                              3        346,965       1.03
                                            826 - 850                              1         49,645       0.15
                                                                       -------------- -------------- ----------
                                                                       -------------- -------------- ----------
                                            Total:                               687    $33,695,764     100.00

                                                                          Loan Count        Balance          %
                                                                       -------------- -------------- ----------
                                                                       -------------- -------------- ----------
         Credit Grade                       Excellent                            511    $26,698,517      79.23
                                            Good                                  30      1,162,376       3.45
                                            Superior                             146      5,834,871      17.32
                                                                       -------------- -------------- ----------
                                                                       -------------- -------------- ----------
                                            Total:                               687    $33,695,764     100.00

                                                                          Loan Count        Balance          %
                                                                       -------------- -------------- ----------
                                                                       -------------- -------------- ----------
         Disposable Income                  &lt;= 2000                               65     $2,600,201       7.72
                                            2001 - 2600                          126      5,113,233      15.17
                                            2601 - 3200                           95      3,773,307      11.20
                                            3201 - 3800                           93      4,272,183      12.68
                                            3801 - 4400                           68      3,486,254      10.35
                                            4401 - 5000                           74      3,958,032      11.75
                                            5001 - 5600                           56      2,707,248       8.03
                                            5601 - 6200                           29      1,636,609       4.86
                                            6201 - 6800                           17      1,264,383       3.75
                                            6801 &gt;=                               64      4,884,315      14.50
                                                                       -------------- -------------- ----------
                                                                       -------------- -------------- ----------
                                            Total:                               687    $33,695,764     100.00

                                                                          Loan Count        Balance          %
                                                                       -------------- -------------- ----------
                                                                       -------------- -------------- ----------
         Combined LTV - Given               25.01 - 30.00                          3       $228,183       0.68
                                            30.01 - 35.00                          3         98,779       0.29
                                            35.01 - 40.00                          4        453,218       1.35
                                            40.01 - 45.00                          2         99,166       0.29
                                            45.01 - 50.00                          2        102,239       0.30
                                            50.01 - 55.00                          3        222,032       0.66
                                            55.01 - 60.00                          2        176,965       0.53

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Combined LTV - cont'd                         60.01 - 65.00                         2         121,600       0.36
                                              65.01 - 70.00                         8         559,324       1.66
                                              70.01 - 75.00                         6         207,714       0.62
                                              75.01 - 80.00                        17       1,292,117       3.83
                                              80.01 - 85.00                        22       1,161,285       3.45
                                              85.01 - 90.00                        58       2,557,287       7.59
                                              90.01 - 95.00                       120       5,808,704      17.24
                                              95.01 - 100.00                      435      20,607,148      61.16
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
                                              Total:                              687     $33,695,764     100.00

                                                                           Loan Count         Balance          %
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
Original Term                                 &lt;= 60                                 3        $115,050       0.34
                                              61 - 120                             30       1,308,141       3.88
                                              121 - 180                           349      15,007,737      44.54
                                              181 - 240                            95       4,837,074      14.36
                                              241 - 300                           210      12,427,762      36.88
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
                                              Total:                              687     $33,695,764     100.00

                                                                           Loan Count         Balance          %
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
Remaining Term                                &lt;= 60                                 3        $115,050       0.34
                                              61 - 120                             30       1,308,141       3.88
                                              121 - 180                           349      15,007,737      44.54
                                              181 - 240                            95       4,837,074      14.36
                                              241 - 300                           210      12,427,762      36.88
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
                                              Total:                              687     $33,695,764     100.00

                                                                           Loan Count         Balance          %
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
Prepay Penalty Period                         0                                    61      $2,951,186       8.76
                                              12                                   22       1,300,611       3.86
                                              24                                    3         178,454       0.53
                                              36                                  269      12,995,775      38.57
                                              48                                    1          29,835       0.09
                                              60                                  331      16,239,903      48.20
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
                                              Total:                              687     $33,695,764     100.00

                                                                           Loan Count         Balance          %
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
Documentation Type                            Full/Alt                            687     $33,695,764     100.00
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
                                              Total:                              687     $33,695,764     100.00

                                                                           Loan Count         Balance          %
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
Purpose                                       Purchase                              2        $111,492       0.33
                                              Refinance - Cashout                 685      33,584,272      99.67
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
                                              Total:                              687     $33,695,764     100.00

                                                                           Loan Count         Balance          %
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
Occupancy                                     Investment                            4        $183,969       0.55
                                              Primary                             683      33,511,795      99.45
                                                                        -------------- --------------- ----------
                                                                        -------------- --------------- ----------
                                              Total:                              687     $33,695,764     100.00

                                                         Loan Count         Balance            %
Property Type            2 - 4 Family                             1         $51,211         0.15
                         Condominium                             31       1,550,890         4.60
                         PUD                                    124       7,159,774        21.25
                         Single Family                          531      24,933,889        74.00
                         Residence
                                                 ------------------- --------------- ------------
                                                 ------------------- --------------- ------------
                         Total:                                 687     $33,695,764      100.00

                                                         Loan Count         Balance            %
                                                 ------------------- --------------- ------------
                                                 ------------------- --------------- ------------
State                    California                              86      $5,248,251        15.58
                         Virginia                                68       3,487,783        10.35
                         Florida                                 70       3,212,752         9.53
                         Maryland                                57       3,113,674         9.24
                         Pennsylvania                            43       2,484,195         7.37
                         Washington                              41       1,842,031         5.47
                         Colorado                                25       1,367,530         4.06
                         New Jersey                              28       1,292,677         3.84
                         Ohio                                    29       1,086,555         3.22
                         Illinois                                20         991,251         2.94
                         Michigan                                26         968,218         2.87
                         Arizona                                 24         948,786         2.82
                         Oregon                                  15         826,739         2.45
                         Massachusetts                           17         746,643         2.22
                         Connecticut                             16         704,107         2.09
                         Other                                  122       5,374,572        15.95
                                                 ------------------- --------------- ------------
                                                 ------------------- --------------- ------------
                         Total:                                 687     $33,695,764       100.00

                                                         Loan Count         Balance            %
                                                 ------------------- --------------- ------------
                                                 ------------------- --------------- ------------
Lien Position            1                                       36      $3,657,977        10.86
                         2                                      651      30,037,787        89.14
                                                 ------------------- --------------- ------------
                                                 ------------------- --------------- ------------
                         Total:                                 687     $33,695,764       100.00

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Statistical Collateral Summary - HEL125

All information on the mortgage loans is approximate and is based off of scheduled balances as of the 11/01/03 cutoff date. The final numbers will be found in the prospectus supplement. In the final pool, thirty day delinquencies will represent less than 0.50% of the mortgage loans.

--------------------------------------------------- ---------------------------------- --------------- --------------
Total Number of Loans                                            2.674
Total Outstanding Loan Balance                         $142,770,969.65                           Min             Max
                                                                                       --------------- --------------
                                                                                       --------------- --------------
Average Loan Current Balance                                $53,392.28                    $17,467.56     $454,932.38
Weighted Average Combined LTV                                   119.28
Weighted Average Coupon                                          11.33
Weighted Average FICO (Non-Zero)                                   684
Weighted Average Age (Months)                                        5
% Prepayment Penalties                                          84.67%
--------------------------------------------------- ---------------------------------- --------------- --------------

                                                         Loan Count                 Balance            %
                                                         ------------------- --------------- ------------
        Current Rate             5.001 - 5.500                            3        $262,683         0.18
                                 5.501 - 6.000                            2         539,058         0.38

                                 6.001 - 6.500                            3         403,204         0.28
                                 7.501 - 8.000                            5         253,217         0.18
                                 8.001 - 8.500                           43       2,700,845         1.89
                                 8.501 - 9.000                           85       5,437,152         3.81
                                 9.001 - 9.500                          141       8,626,747         6.04
                                 9.501 - 10.000                         259      15,809,541        11.07
                                 10.001 - 10.500                        286      16,990,573        11.90
                                 10.501 - 11.000                        313      17,066,455        11.95
                                 11.001 - 11.500                        318      16,344,599        11.45
                                 11.501 - 12.000                        279      14,659,554        10.27
                                 12.001 - 12.500                        259      12,990,829         9.10
                                 12.501 - 13.000                        189       8,752,917         6.13
                                 13.001 - 13.500                        155       7,145,533         5.00
                                 13.501 - 14.000                         93       4,378,453         3.07
                                 14.001 - 14.500                         51       2,465,952         1.73
                                 14.501 - 15.000                         89       3,744,987         2.62
                                 15.001 - 15.500                         40       1,710,510         1.20
                                 15.501 - 16.000                         34       1,391,268         0.97
                                 16.001 - 16.500                         15         646,787         0.45
                                 16.501 - 17.000                          6         195,369         0.14
                                 17.001 - 17.500                          1          34,746         0.02
                                 18.001 - 18.500                          4         143,715         0.10
                                 18.501 - 19.000                          1          76,276         0.05
                                 Total:                               2,674    $142,770,970       100.00

                                                             Loan Count          Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Scheduled Balance        0.01 - 25,000.00                       154      $3,466,917         2.43
                                 25,000.01 - 50,000.00                1,312      51,447,919        36.04
                                 50,000.01 - 75,000.00                  843      51,909,479        36.36
                                 75,000.01 - 100,000.00                 277      24,630,406        17.25
                                 100,000.01 - 125,000.00                 66       7,607,534         5.33
                                 125,000.01 - 150,000.00                 13       1,758,625         1.23

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

        Scheduled Balance - cont'd
                                 150,000.01 - 175,000.00                  3         492,458         0.34
                                 175,000.01 - 200,000.00                  4         753,941         0.53
                                 225,000.01 - 250,000.00                  1         248,758         0.17
                                 450,000.01 - 475,000.00                  1         454,932         0.32
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        FICO                     576 - 600                                1         $34,426         0.02
                                 601 - 625                               56       2,514,552         1.76
                                 626 - 650                              380      17,352,300        12.15
                                 651 - 675                              795      41,521,358        29.08
                                 676 - 700                              754      41,938,239        29.37
                                 701 - 725                              440      25,408,312        17.80
                                 726 - 750                              156       8,408,136         5.89
                                 751 - 775                               79       4,976,537         3.49
                                 776 - 800                               11         492,609         0.35
                                 801 - 825                                2         124,502         0.09
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
        Credit Grade             Excellent                            2,406    $131,358,083        92.01
                                 Good                                    48       1,851,799         1.30
                                 Superior                               220       9,561,087         6.70
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Disposable Income        &lt;= 2400                                300     $13,266,485         9.29
                                 2401 - 2800                            220      10,194,355         7.14
                                 2801 - 3200                            322      16,053,458        11.24
                                 3201 - 3600                            379      18,938,818        13.27
                                 3601 - 4000                            247      13,055,001         9.14
                                 4001 - 4400                            312      16,372,900        11.47
                                 4401 - 4800                            232      12,935,541         9.06
                                 4801 - 5200                            170      10,145,409         7.11
                                 5201 - 5600                            137       7,758,266         5.43
                                 5601 &gt;=                                355      24,050,738        16.85
                                 Total:                               2,674    $142,770.970       100.00

                                                         ------------------- --------------- ------------
                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Combined LTV - Given     100.01 - 105.00                        101      $5,089,124         3.56
                                 105.01 - 110.00                        215      10,853,072         7.60
                                 110.01 - 115.00                        369      18,824,295        13.18
                                 115.01 - 120.00                        483      27,045,941        18.94
                                 120.01 - 125.00                      1,506      80,958,538        56.71
                                 Total:                               2,674    $142,770,970       100.00

CSFB                                 CREDIT SUISSE FIRST BOSTON
                                   IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Original Term            61 - 120                                72      $2,984,649         2.09
                                 121 - 180                              860      41,229,528        28.88
                                 181 - 240                              387      19,923,269        13.95
                                 241 - 300                            1,355      78,633,523        55.08
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Remaining Term           61 - 120                                74      $3,049,479         2.14
                                 121 - 180                              858      41,164,699        28.83
                                 181 - 240                              389      19,992,861        14.00
                                 241 - 300                            1,353      78,563,931        55.03
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Prepay Penalty Period    0                                      397     $21,884,182        15.33
                                 12                                      64       4,046,338         2.83
                                 24                                       8         362,821         0.25
                                 36                                   1,617      87,600,286        61.36
                                 42                                       2         137,086         0.10
                                 48                                       6         393,532         0.28
                                 60                                     580      28,346,725        19.85
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Documentation Type       Full/Alt                             2,674    $142,770,970       100.00
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Purpose                  Refinance - Cashout                  2,674    $142,770,970       100.00
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Occupancy                Primary                              2,674    $142,770,970       100.00
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Property Type            2 - 4 Family                             1         $42,135         0.03
                                 Condominium                            122       5,803,631         4.06
                                 PUD                                    533      31,023,019        21.73
                                 Single Family Residence              2,018     105,902,185        74.18
                                 Total:                               2,674    $142,770,970      100.00
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        State                    Colorado                               217     $13,109,254         9.18
                                 Florida                                226      12,346,831         8.65
                                 Maryland                               201      12,021,188         8.42
                                 Arizona                                210      10,751,955         7.53
                                 Washington                             169       9,462,708         6.63
                                 California                             153       9,383,335         6.57
                                 Virginia                               181       8,869,385         6.21
                                 Pennsylvania                           172       8,319,553         5.83
                                 Ohio                                   178       8,002,238         5.60
                                 Michigan                               129       6,923,716         4.85
                                 Oregon                                  76       4,646,037         3.25
                                 Nevada                                  72       3,729,533         2.61
                                 Wisconsin                               71       3,389,970         2.37
                                 Illinois                                66       3,341,730         2.34
                                 Missouri                                58       2,647,169         1.85
                                 Other                                  495      25,826,369        18.09
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
                                 Total:                               2,674    $142,770,970       100.00

                                                                 Loan Count         Balance            %
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
        Lien Position            1                                        8      $1,204,945         0.84
                                 2                                    2,666     141,566,025        99.16
                                                         ------------------- --------------- ------------
                                                         ------------------- --------------- ------------
                                 Total:                               2,674    $142,770,970       100.00